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                                                                  EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT, (this "RR AGREEMENT") is effective as of March 17, 2003 (the "AGREEMENT DATE"), and is entered into by and between Minghua Group International Holdings Limited, a New York corporation (the "COMPANY"), and Kingsrich Development Limited, a BVI corporation (the "PURCHASER")

                  WHEREAS, simultaneously with the execution and delivery of this RR Agreement, the parties have entered into that certain Loan Agreement dated as of the date hereof (the "AGREEMENT"), pursuant to which the Purchaser purchased a promissory note in the principal amount of THREE MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225), convertible into shares of Common Stock of the Company's Common Stock at the conversion rate of $0.13 per share.

                  WHEREAS, the execution and delivery of this RR Agreement and its granting to the Purchaser the registration rights set forth herein with respect to the Common Stock underlying the convertible promissory note is a component part of the transaction contemplated under the Agreement.

                  NOW, THEREFORE, for good and valuable consideration, and the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound, agree as follows::

Section 1. Registrable Securities. As used herein the term "REGISTRABLE SECURITY" means all the shares of Common Stock of Common Stock that have been issued to, or may be issued to, the Purchaser pursuant to the Agreement and have not previously been sold by the Purchaser. In the event of any merger, reorganization, consolidation, recapitalization of the Company or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

Section 2. Restrictions on Transfer. The Purchaser acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the shares of Common Stock as provided herein, the shares of Common Stock are "restricted securities" as defined in Rule 144 of the Securities Act and are subject to a "distribution compliance period" as defined in Rule 902(f) of Regulation S of the Securities Act. The Purchaser understands that no disposition or transfer of the Shares of Common Stock may be made by the Purchaser in the absence of an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state or foreign securities laws.

Section 3. Registration Rights With Respect to the Shares of Common Stock.

(a) The Company agrees that it will us its reasonable best efforts to prepare and file with the Securities and Exchange Commission (the "SEC") , within forty-five (45) days after the written demand of the Purchaser, a
     registration   statement  (on  the  available  and   appropriate   form  of

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     registration   statement)  under  the  Securities  Act  (the  "REGISTRATION
     STATEMENT"), at the sole expense of the Company, so as to permit a public offering and resale of the shares of Common Stock under the Securities Act by the Purchaser.

(b) The Company shall use its reasonable best efforts to cause the Registration Statement to become effective within the earlier of (i) 90 days of the date of filing the Registration Statement, or (ii) five (5) days after receiving written notice of SEC clearance and will within said five (5) days request acceleration of effectiveness. The Company will notify the Purchaser of the effectiveness of the Registration Statement within one Trading Day of such event.

(c) The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement or post-effective amendment filed under this Section 3 hereof under the Securities Act until the earlier of (i) the date that all the shares of Common Stock have been sold or otherwise disposed of pursuant to the Registration Statement, or (iii) the date that all of the Shares of Common Stock have been otherwise transferred to persons who may trade such shares of Common Stock without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such shares of Common Stock not bearing a restrictive legend (the "EFFECTIVENESS PERIOD").

(d) Except as otherwise set forth in the Agreement, all fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration statement under subparagraph 3(a) and in complying with applicable federal and state securities laws (including, without limitation, all filing, accounting and attorneys fees) shall be borne by the Company. The Purchaser shall bear all the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the shares of Common Stock being registered and the fees and expenses of his counsel relating thereto.

(e) The Purchaser and his counsel shall have a reasonable period, not to exceed ten (10) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Purchaser with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof.

(f) The Company shall qualify any of the shares of Common Stock for sale in such states as the Purchaser reasonably designates. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Purchaser, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.

(g) The Company, at its expense, will supply the Purchaser with copies of the Registration Statement and the final prospectus included therein (the "PROSPECTUS") and other related documents in such quantities as may be reasonably requested by the Purchaser.

(h) The Company shall not be required by this Section 3 to include a Purchaser's shares of Common Stock in any Registration Statement which, in the opinion of counsel for the Company, the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all Purchaser or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 of the Securities Act.

(i) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 3(j)

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     below), the Purchaser shall not offer or sell any shares of Common Stock or engage in any other transaction involving or relating to shares of Common Stock, from the time of the deemed receipt of notice with respect to a Potential Material Event until the Purchaser receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "SUSPENSION PERIOD"). A Suspension Period shall be deemed to constitute a suspension of the effectiveness of the Registration Statement.

                  THE COMPANY MUST GIVE THE PURCHASER NOTICE IN WRITING OF THE EXISTENCE OF A POTENTIAL MATERIAL EVENT PROMPTLY UPON KNOWLEDGE THAT SUCH AN EVENT EXISTS.

(j) "POTENTIAL MATERIAL EVENT" means any of the following: (i) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement could be deemed materially misleading absent the inclusion of such information.

Section 4. Cooperation with Company. The Purchaser shall cooperate with the Company in all material respects in connection with this RR Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Purchaser shall consent to be named a Selling Security Holder in the Registration Statement. The Purchaser acknowledges that in accordance with current SEC policy, the Purchaser shall be deemed a statutory underwriter of the shares of Common Stock.

Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this RR Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this RR Agreement and subject to the terms and conditions of the Agreement) use its reasonable best efforts, as expeditiously as reasonably practicable, to:

(a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all the Registrable Securities covered by such Registration Statement whenever the Purchaser of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Act, if Rule 415 is available for such purpose)

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     and (ii) take all reasonable  action such that each of (A) the Registration
     Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus, and any amendment or supplement thereto, does not at any time during the effectiveness period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(b) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of the Prospectus (including any supplements thereto), provide draft copies thereof to the Purchaser and reflect in such document all such comments as the Purchaser (and his counsel) reasonably may propose and (ii) furnish to the Purchaser such numbers of copies of the Prospectus including a preliminary prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

(c) comply with the state securities laws with respect to the Registrable Securities (subject to the limitation set forth in Section 3(h) above), and do such other reasonable acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdiction(s) of the Registrable Securities;

(d) list such Registrable Securities on an established trading market on which the Common Stock of the Company may be listed; provided such Common Stock meets or satisfies the then listing requirements of such trading market;

(e) notify the Purchaser at any time when the Prospectus is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) of the Securities Act as quickly as commercially reasonably possible;

(f) as promptly as practicable after becoming aware of such event, notify the Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of his Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;

(h) in the event of an underwritten offering, promptly include or incorporate in the prospectus included as part of the Registration Statement, a prospectus supplement or post-effective amendment to the Registration Statement, such information as the managing underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus, prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and


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(i)  maintain a transfer agent for its Common Stock.

Section  6.   Indemnification   and  Contribution.   The   indemnification   and
contribution provisions of the Agreement and the Convertible Promissory Note shall apply to this RR Agreement.

Section 7. Notices. All notices, demands, requests, consents approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Agreement.

Section 8. Assignment. This RR Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither this Agreement nor any rights of the Purchaser or the Company hereunder may be assigned by either party to any other person without the written consent of the other party. Notwithstanding the foregoing, the Purchaser may assign his interests in this Agreement at any time, in whole or in part, to a transferee of any of the Registrable Shares, upon the prior written consent of the Company, provided that the transferee agrees in writing to be bound hereby.

Section 9.  Governing Law.

         This Agreement shall be governed by, and construed in accordance with, the laws of the the State of New York.

Section 10. Execution.

         This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

Section 11. Entire Agreement.

         This RR Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Section 12. Amendments; Waivers.

         No provision of this RR Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this RR Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

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Section 13. Severability.

  In case any one or more of the provisions of this RR Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this RR Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this RR Agreement. Such substitute provision shall be deemed to have the same force and effect as if it were part of this RR Agreement as of the date hereof. If no such agreement can be reached, the parties hereto agree that a court of competent jurisdiction may equitably reform such provision with a reasonable substitute, such reasonable substitute to further and maintain the original intent of the parties hereto.

Section 14.  Headings.

         The headings herein are for convenience only, do not constitute a part of this RR Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                               MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED


                               By: /s/Albert Wong
                                   ------------------------------
                               Name: Albert Wong
                                   ------------------------------
                               Title: President

  Address for Notice:





                               PURCHASER

                               KINGSRICH DEVELOPMENT LIMITED



                               _________________________________

                               Name:




  Address for Notice





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